SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

               Pursuant to Section 13 or Section 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): January 31, 2001
                                                       ----------------



                           ANC Rental Corporation
            ----------------------------------------------------
           (Exact name of Registrant as specified in its charter)



                                  Delaware
               ---------------------------------------------
              (State or other jurisdication of incorporation)



                0-30776                         65-0957875
            ----------------                 -------------------
       (Commission File Number)      (IRS Employer Identification No.)



          200 South Andrews Avenue, Fort Lauderdale, Florida 33301 (Address of principal executive offices, including zip code)

     Registrant's telephone number, including area code: (954) 320-4000
                                                         ---------------


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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

99.1     Press Release, dated January 31, 2001


Item 9.  Regulation FD Discloure.
         ------------------------

         On January 31, 2001, ANC Rental Corporation issued a press release. The press release is attached as Exhibit 99.1.


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                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2001

                               ANC Rental Corporation

                               By:        /s/     Howard D. Schwartz
                                     ------------------------------------------
                                     Howard D. Schwartz
                                     Senior Vice President,
                                     General Counsel and Secretary




                               Exhibit Index
                               -------------

99.1     Press Release, dated January 31, 2001


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